Exhibit 10.11

EXECUTION COPY

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

by and among

THE DOW CHEMICAL COMPANY,

DOW GLOBAL TECHNOLOGIES INC.

and

PFENEX INC.

NOVEMBER 30, 2009

EXECUTION COPY

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is effective as of this 30th day of November 2009 (the “Effective Date”) by and among The Dow Chemical Company, a Delaware corporation (“TDCC”), Dow Global Technologies Inc., a Delaware corporation (“DGTI”) and Pfenex Inc., a Delaware corporation (the “Company”). TDCC, DGTI and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” TDCC and DGTI are sometimes referred to herein as “Dow.”

RECITALS

WHEREAS, the Company is a newly formed corporation, with no assets or liabilities as of the date hereof;

WHEREAS, TDCC engages in the Business (as defined below), among other businesses, and owns certain of the Transferred Assets (as defined below) relating to and used in the Business;

WHEREAS, DGTI owns certain intellectual property rights to the technologies relating to and used in the Business;

WHEREAS, Dow desires to contribute, transfer and assign to the Company the Transferred Assets, on the terms and conditions herein; and

WHEREAS, the Company desires to accept from Dow the Transferred Assets, on the terms and conditions herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

1.2 “Books and Records” shall mean all papers and records (in any format including paper or electronic) kept or maintained including any and all laboratory notebooks, invention disclosures, purchasing and sales records, all data and communications relating to ongoing business development activities, preclinical and clinical data, all Regulatory Documents, vendor lists, product documentation, product specifications, marketing documents and the like, in each case pertaining solely to the Transferred Assets.

EXECUTION COPY

1.3 “Business” shall mean the biopharmaceutical business and related activities conducted by TDCC and its Affiliates since January 1, 2009, primarily at their base of operations in San Diego, California relating to the Pfenex Expression Technology and/or the VLP Technology.

1.4 “CERCLA” means the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980.

1.5 “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.6 “Contract” shall mean a written or oral contract, agreement, instrument, other understanding or commitment.

1.7 “Environmental Laws” means any Law relating to the environment, occupational health and safety, Materials of Environmental Concern or natural resources including, without limitation, any Law pertaining to: (a) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern; (b) air, water and noise pollution; (c) groundwater and soil contamination; and (d) the release or threatened release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern. As used above, the term “release” shall have the meaning set forth in CERCLA.

1.8 “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

1.9 “Knowledge” or “knowledge” of Dow means and includes the actual knowledge of Pat Lucy, Dennis Merens, Charles Squires and Henry Talbot, and shall include all information each such person knows or should have known after due inquiry of those individuals that would reasonably be expected to have knowledge of the matter in question.

1.10 “Law” means, collectively, all applicable international, foreign, federal, state, county, regional and local statutes, treaties, rules, regulations, ordinances, codes, orders, decrees, judgments and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, in each case having the force of law.

1.11 “Liability” or “Liabilities” shall mean liabilities of any kind or nature, primary or secondary, direct or indirect, absolute or contingent, known or unknown, including but not limited to any debts, commitments, obligations, liabilities for claims in tort or contract (including unripened liabilities due to past actions or sales), and all costs and expenses (including reasonable attorneys’ fees), incurred in connection with the defense of any such claims.

1.12 “Lien” means (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any property

EXECUTION COPY

or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

1.13 “Material Adverse Effect on the Business” means any change, effect or circumstance that is materially adverse to the Transferred Assets, financial condition or results of operations of the Business, taken as a whole.

1.14 “Materials of Environmental Concern” means any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed, subject to regulation or forming the basis of liability under any Environmental Law (including, without limitation, asbestos in any form, urea formaldehyde, perchlorate or polychlorinated biphenyls).

1.15 “Person” shall mean any individual, entity or Governmental Authority.

1.16 “Permits” means all licenses, permits, registrations, consents, authorizations and other approvals from all Governmental Authorities.

1.17 “Permitted Liens” means the Liens affecting the Transferred Assets listed on Schedule 1.17.

1.18 “Pfenex Expression Technology” shall have the meaning ascribed to such term in the Technology Assignment Agreement.

1.19 “Post-Closing Taxes” shall mean any and all Taxes relating to or arising from the Transferred Assets that (i) are attributable to any taxable period (or any portion thereof) beginning on or after the Effective Date and the portion of any Tax period that includes, but does not begin on, the Effective Date beginning on and including the Effective Date or (ii) are related to an event or transaction occurring on or after the Effective Date.

1.20 “Pre-Closing Taxes” shall mean any and all Taxes relating to or arising from the Transferred Assets or the Company that (i) are attributable to any taxable period (or any portion thereof) ending on or prior to the Effective Date and the portion of any Tax period that includes, but does not end on, the Effective Date ending on the Effective Date or (ii) are related to an event or transaction occurring prior to the Effective Date.

1.21 “Proceeding” means any (a) action, suit, proceeding, claim or arbitration against or involving Dow’s operation of the Business or the Business by or before any Governmental Authority or before any arbitrator; and (b) any investigation by a Governmental Authority of which Dow has Knowledge.

1.22 “Regulatory Documents” shall mean any and all regulatory submissions (whether completed or in process) to any Governmental Authority anywhere in the world submitted by or on behalf of Dow relating to the Business (including any product developed in

EXECUTION COPY

connection therewith), including all annual reports, adverse event reports, and other adverse event submission tracking information, and amendments and supplements to any of the foregoing.

1.23 “Sublease” shall mean the Sublease Agreement between TDCC and the Company, in the form attached hereto as Exhibit A.

1.24 “Tax” (and, with correlative meaning, “Taxes”) shall mean (i) any federal, state, local or foreign income, alternative or add on minimum income, ad valorem, business license, documentary, employment, environmental, excise, franchise, gains, gross income, gross receipts, license, occupation, payroll, personal property, premium, profits, property transfer, real property, recording, sales, services, severance, social security, stamp, transfer, unemployment insurance, use, value added, windfall profit or withholding tax, custom, duty, levy or other governmental assessment, charge or fee in the nature of a tax (whether payable directly or by withholding), (ii) any liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by Contract or otherwise and (iii) any estimated Tax, interest, fines, penalties or additions to Tax with respect to amounts referred to in clauses (i) or (ii) hereof.

1.25 “Tax Authority” shall mean any Governmental Authority responsible for the imposition, assessment or collection of any Tax (domestic or foreign).

1.26 “Tax Returns” shall mean all reports, estimates, declarations of estimated Tax, information statements and returns relating to Taxes and any schedules attached to or amendments of any of the foregoing.

1.27 “Transaction Agreements” means the Technology Assignment Agreement, the Technology Licensing Agreement, the Grant-Back License Agreement, the Sublease and the Transition Services Agreement.

1.28 “Transition Services Agreement” shall mean the Transition Services Agreement between TDCC and the Company, in the form attached hereto as Exhibit B.

1.29 “VLP Technology” shall have the meaning ascribed to such term in the Technology Assignment Agreement.

ARTICLE 2

CONTRIBUTION OF ASSETS

Subject to the terms and conditions of this Agreement, Dow hereby contributes, transfers, assigns, conveys and delivers, as specified below, to the Company, the assets described in Sections 2.1 through 2.5 of this Article 2 (collectively, the “Transferred Assets”), and the Company hereby acquires from Dow all the rights and assumes all obligations and responsibilities associated therewith as stated in this Agreement. Notwithstanding any of the foregoing or Sections 2.1 through 2.5 below, those assets of Dow not specifically referenced in Sections 2.1 through 2.5 below shall remain the assets of Dow.

2.1 Intellectual Property Rights. Concurrent with the execution of this Agreement, the Parties are entering into a Technology Assignment Agreement, in the form attached hereto as

EXECUTION COPY

Exhibit C (the “Technology Assignment Agreement”), and a Technology Licensing Agreement, in the form attached hereto as Exhibit D (the “Technology Licensing Agreement”), pursuant to which Dow is assigning and licensing to the Company certain intellectual property rights set forth therein. The Company and Dow are also entering into a Grant-Back and Technology License Agreement, in the form attached hereto as Exhibit E (the “Grant-Back License Agreement”), pursuant to which Company is licensing to Dow certain intellectual property rights set forth therein.

2.2 Fixed Assets. Dow hereby contributes, transfers, assigns, conveys and delivers to the Company, all of its rights, title and interest in and to the fixed assets listed in Schedule 2.2 (the “Fixed Assets”).

2.3 Business Contracts. Dow hereby assigns to the Company, and the Company hereby assumes, subject to Section 3.1, all rights and obligations of Dow under the Contracts listed in Schedule 2.3 (collectively, the “Business Contracts”).

2.4 Books and Records. Dow hereby assigns to the Company the Books and Records that are used solely in the Business and are in the care or custody of or owned or otherwise transferable by Dow as of the Effective Date (collectively, the “Transferred Books and Records”).

2.5 Rights to Sue. Dow hereby assigns any and all right to recover past, present and future damages for the breach, infringement or misappropriation, as the case may be, relating to, arising from, or in connection with, the Transferred Assets set forth in Section 2.1; except to the extent Dow may exercise such rights with respect to a counterclaim that can be made against a party to whom Dow has an obligation for an Excluded Liability pursuant to the provisions set forth in Section 5.03 of the Grant Back License Agreement.

2.6 Other Assets. Dow hereby contributes, transfers, assigns, conveys and delivers to the Company, all of its rights, title and interest in and to all other assets and properties that are not expressly identified in Sections 2.1 to 2.5, other than the computers, telephones and any related or similar equipment, located at 5501 Oberlin Drive, San Diego, California, 92121, and used in the Business as of the Effective Date (the “Other Assets”).

ARTICLE 3

LIABILITIES

3.1 Assumed Liabilities. The Company hereby assumes and agrees to be solely liable for and obligated to discharge and/or perform all of the Liabilities of Dow with respect to the ownership, possession, operation and use of the Transferred Assets to the extent arising on or after the Effective Date, including without limitation, any Post-Closing Taxes (collectively, the “Assumed Liabilities”). The Company shall not assume any Liabilities of Dow pursuant hereto, other than the Assumed Liabilities.

3.2 Definition of Excluded Liabilities. Except for the Assumed Liabilities, the Company does not assume and is not assuming, any debt, liability, duty or other obligation (of any kind) of Dow, whether known or unknown, fixed or contingent, and regardless of when such liabilities or obligations may arise or may have arisen or when asserted, including any Pre-Closing Taxes which are outstanding or unpaid as of the Effective Date (collectively, the

EXECUTION COPY

“Excluded Liabilities”), but excluding any (a) Transfer Taxes or (b) liabilities, or obligations related to the Transferred Assets which are typically assessed against a purchaser of assets), and Dow shall remain responsible for the Excluded Liabilities.

ARTICLE 4

CLOSING

4.1 Closing. The closing of the purchase and sale of the Transferred Assets and of the transactions contemplated by this Agreement (the “Closing”) shall be held at the Company’s offices at 5451 Oberlin Drive, San Diego, California 92121, at 11:59 p.m. PST on November 30, 2009, or at such other time or place as may be agreed by the Parties (such date, the “Closing Date”).

(a) At the Closing, the Company shall deliver, in each case to the extent applicable duly executed by the Company:

(i) to each of TDCC and DGTI, 11,340,000 and 2,660,000 shares, respectively, of Series A-1 Participating Preferred Stock of the Company (the “Shares”), as consideration in part for Dow’s contribution of Transferred Assets to the Company;

(ii) the Technology Assignment Agreement;

(iii) the Technology Licensing Agreement;

(iv) the Grant-Back License Agreement;

(v) the Sublease; and

(vi) the Transition Services Agreement.

(b) At the Closing, TDCC and DGTI shall deliver or cause to be delivered to the Company, in each case to the extent applicable duly executed by the TDCC or DGTI, as applicable:

(i) the Technology Assignment Agreement;

(ii) the Technology Licensing Agreement;

(iii) the Grant-Back License Agreement;

(iv) the Sublease; and

(v) the Transition Services Agreement.

(c) At the Closing, title to the Transferred Assets shall be delivered to the Company free and clear of all Liens, except for Permitted Liens.

4.2 Tax Treatment. Each of the Parties agrees that the transactions contemplated by this Agreement shall be treated, pursuant to Section 351 of the Code, as a tax-free contribution of the Transferred Assets by Dow to the Company in exchange for the issuance of the Shares. None of the Parties shall take a position on any Tax Return or attachment thereto, before any Tax

EXECUTION COPY

Authority, in any judicial Proceeding, or for any other Tax purpose that is in any way inconsistent with such Tax treatment, unless specifically required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code or an analogous provision of Law. Each party has consulted with its own Tax counsel regarding the Tax consequences of the transactions contemplated by this Agreement and no party makes any representations to any other party regarding such Tax consequences. The Shares issued pursuant to this Agreement will be the first issuance of capital stock of the Company.

4.3 Transfer Taxes. The Company shall be responsible for and shall pay all sales, use, transfer, stamp duty, recording, value added, and other similar Taxes, including all bulk sales taxes, in each case including interest, penalties or additions attributable thereto (the “Transfer Taxes”), arising out of or in connection with the transactions contemplated by this Agreement. The Parties shall cooperate with each other in good faith in the preparation and filing of any Tax Returns relating to any Transfer Taxes.

4.4 Assignability and Consents. Notwithstanding anything to the contrary contained in this Agreement, if the conveyance, assignment, transfer or delivery or attempted conveyance, assignment, transfer or delivery to the Company of any Transferred Asset is (a) prohibited by any applicable law, or (b) would require any authorizations, approvals, consents or waivers from a third party and such authorizations, approvals, consents or waivers have not been obtained prior to the Closing Date (each, a “Non-Assignable Asset”), in either case, the Closing shall proceed, but the Closing shall not constitute the conveyance, assignment, transfer or delivery of such Non-Assignable Asset, and this Agreement shall not constitute a conveyance, assignment, transfer or delivery of such Non-Assignable Asset unless and until such authorization, approval, consent or waiver is obtained. After the Closing, each of TDCC and DGTI, as the case may be, shall continue to use commercially reasonable efforts to obtain any such authorization, approval, consent or waiver as promptly as practicable for the Non-Assignable Assets as set forth on Schedule 4.4.(a), except with respect to those Non-Assignable Assets the Parties have agreed would not be included in the Transferred Assets as set forth on Schedule 4.4(b). Once authorization, approval or waiver of or consent for the conveyance, assignment, transfer or delivery of any such Non-Assignable Asset is obtained, each of TDCC and DGTI, as the case may be, shall convey, assign, transfer and deliver such Non-Assignable Asset to the Company at no additional cost to the Company. Notwithstanding anything to the contrary contained in this Agreement, each of TDCC, DGTI and the Company, agree to cooperate to effect as close as possible, the rights, benefits and obligations of any Business Contract that is a Non-Assignable Asset as if it were assigned at Closing, including, without limitation, the enforcement, for the benefit of the Company, of any and all rights of TDCC or DGTI, as the case may be, against such other party thereto arising out of the contract, or cancellation thereof, by such other party or otherwise. To the extent that such Business Contract has to be modified, amended or terminated in order to facilitate the assignment or transfer of the Business to the Company, each of TDCC, DGTI and the Company, agree to take such actions and execute such documents as may reasonably be requested in writing to effect the same.

4.5 Taking of Necessary Action; Further Action. From time to time after the Closing Date or the Closing, at the request of either Party, the Parties hereto shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as may be reasonably necessary to transfer, convey and assign to the Company, and to

EXECUTION COPY

confirm the Company’s title to or interest in the Transferred Assets, to put the Company in actual possession and operating control thereof and to assist the Company in exercising all rights with respect thereto. In addition, if, following the transfer of the Transferred Assets, the Company identifies specific items within the Transferred Assets that were not transferred to the Company, TDCC and/or DGTI, as applicable, shall use all reasonable efforts to transfer such items to the Company.

Notwithstanding any provision herein, Sections 4.4 and 4.5 shall continue in full force and effect after the Closing until their expiration in accordance with Section 7.1.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF DOW

Except as set forth in the disclosure schedule attached hereto prepared by Dow (the “Disclosure Schedule”), Dow represents and warrants to the Company, as follows:

5.1 Organization. Each of TDCC and DGTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of TDCC and DGTI has all requisite organizational power and authority to carry on the Business and to own and use the properties owned and used by them in the Business, including the Transferred Assets.

5.2 Authorization. Each of TDCC and DGTI has all requisite power and authority to execute and deliver this Agreement and the Transaction Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by each of TDCC and DGTI of this Agreement and the Transaction Agreements and the consummation by each of TDCC and DGTI of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of TDCC and DGTI. This Agreement and the Transaction Agreements have been duly and validly executed and delivered by each of TDCC and DGTI and (assuming due authorization, execution and delivery by the Company) constitute valid and binding obligations of each of TDCC and DGTI, enforceable against TDCC and DGTI in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the rights of creditors generally and subject to rules of law governing specific performance, injunctive relief and other equitable remedies.

5.3 Governmental Authorization. The execution and delivery of this Agreement and the other Transaction Documents by TDCC and DGTI and the consummation of the transactions contemplated hereby and thereby, do not require any consent or approval of, or any notice to or other filing with, any Governmental Authority, except for consents, approvals, notices and filings required to reflect a change in ownership of the patents or other consents, approvals, notices, and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on the Business.

5.4 Assets. Each of TDCC and DGTI has good and valid title to all of the Fixed Assets, the Transferred Books and Records and the Other Assets free and clear of all Liens. The Transferred Assets owned by the Company immediately following the Closing and the rights possessed by the Company immediately following the Closing (including the rights acquired by the Company under the Business Contracts) include all assets and rights of TDCC and DGTI and their respective Affiliates that: (i) are used or held for use by TDCC and DGTI and their

EXECUTION COPY

respective Affiliates primarily in the operation or conduct of the Business, or (ii) are necessary for, or would otherwise be infringed by, the operation or conduct the Business by the Company in substantially the same manner as currently conducted, and such assets and rights are sufficient for the conduct of the Business by the Company in substantially the same manner as currently conducted by TDCC and DGTI, as applicable.

5.5 Business Contracts. The Business Contracts listed on Schedule 2.3 are all of the Contracts between TDCC or DGTI, as the case may be, and any third party necessary for the operation of the Business, and true and complete copies of all such Business Contracts have been delivered to or are in the possession of the Company. Each Business Contract is, as of the date hereof, legal, valid, binding and enforceable against TDCC or DGTI, as applicable, and in full force and effect, subject to bankruptcy, insolvency and similar laws affecting the rights of creditors generally and subject to rules of law governing specific performance, injunctive relief and other equitable remedies, and neither TDCC nor DGTI is subject to any material default thereunder, nor is any party obligated to TDCC or DGTI pursuant to any such Business Contract subject to any default thereunder. Neither TDCC nor DGTI has neither breached, violated or defaulted under, nor received notice that TDCC or DGTI has breached, violated or defaulted under, any of the terms or conditions of any Business Contract. Subject to Section 4.4, each of TDCC and DGTI has obtained all necessary consents, waivers and approvals of parties to any Business Contract as are required thereunder in connection with the Closing, or for any such Business Contract to be transferred to the Company, and to remain in full force and effect without limitation, modification or alteration after the Closing. Following the Closing, the Company will be permitted to exercise all of the rights TDCC or DGTI, as the case may be, had under the Business Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which TDCC or DGTI would otherwise be required to pay pursuant to the terms of such Business Contracts had the transactions contemplated by this Agreement not occurred.

5.6 Transferred Books and Records. The Transferred Books and Records are those related to, used in, or necessary for the operation of the Business.

5.7 Permits. TDCC (a) owns, holds or possesses all permits, licenses, franchises or authorizations required by any Governmental Authority for the conduct or operations of the Business (collectively, the “Permits”), and (b) is not in violation of, or default under, any such Permits, except in each case as would not reasonably be expected to have a Material Adverse Effect on the Business.

5.8 Compliance with Laws. To the knowledge of TDCC, TDCC has conducted the operations of the Business in compliance with applicable law, except for any violations or defaults that have not had and would not reasonably be expected to have a Material Adverse Effect on the Business.

5.9 Purchase Entirely for Own Account. This Agreement is made with Dow in reliance upon Dow’s representations to the Company, which by Dow’s execution of this Agreement, Dow hereby confirms that the Shares will be acquired for investment for Dow’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Dow has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Dow further represents that Dow

EXECUTION COPY

does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

5.10 Brokers. Neither Dow nor any of its respective officers, directors, employees or consultants has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated by this Agreement.

5.11 Private Placement. Dow understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered or qualified under any state securities Laws on the grounds that such Shares are being issued in a transaction exempt from the registration requirements of the Securities Act and the registration or qualification requirement of applicable state securities Laws, and that the Shares must be held indefinitely unless Shares are subsequently registered under the Securities Act and qualified or registered under applicable state securities Laws or an exemption from registration and qualification is available, and that, except as otherwise provided in the Transaction Documents, the Company is under no obligation to register or qualify the Shares. Dow shall hold harmless the Company and its directors, officers, employees and agents against any loss or Liability from any disposition of Shares by it in violation of this Section 5.11.

5.12 Accredited Investor. Dow is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder by it and it is able to bear the economic risk of its investment.

5.13 Legends. Dow understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends, in substantially the following form:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend set forth in, or required by, the other Transaction Agreements.

(c) Any legend required by the securities or corporate laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

5.14 Reliance. Dow understands and acknowledges that (a) the Shares to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act; and (b)

EXECUTION COPY

the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and Dow hereby consents to such reliance

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to TDCC and DGTI, as follows:

6.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

6.2 Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and the Transaction Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the Transaction Agreements and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement and the Transaction Agreements have been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by TDCC and DGTI) constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the rights of creditors generally and subject to rules of law governing specific performance, injunctive relief and other equitable remedies.

6.3 Offering. Subject in part to the truth and accuracy of Dow’s representations set forth in Article 5 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and state securities and “blue sky” laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

6.4 Valid Issuance of Shares. The Shares that are being purchased by Dow hereunder, when issued, sold and delivered in accordance with the terms of this Agreement and in accordance with their respective terms for the consideration expressed herein and therein, will be duly and validly issued, outstanding, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable Laws.

6.5 Brokers and Finders. Neither the Company nor any of its officers, directors, employees or consultants has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated by this Agreement.

EXECUTION COPY

ARTICLE 7

SURVIVAL

7.1 Investigations; Survival. The representations and warranties of Dow, on the one hand, and the Company, on the other hand, contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto. The representations and warranties herein and the covenants set forth in Sections 4.4 and 4.5 shall survive the Closing until 5:30 pm PST on December 31, 2010.

ARTICLE 8

MISCELLANEOUS

8.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified, except by an agreement in writing signed by each of the Parties. Any Party may waive compliance by any of the other Parties with any term or provision of this Agreement; provided that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No waiver shall be effective unless it is in writing and is signed by the Party asserted to have granted such waiver.

8.2 Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Michigan, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Michigan to the rights and duties of the Parties.

8.3 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

8.4 No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective successors and permitted assigns and the Parties do not intend to confer third-party beneficiary rights upon any other Person.

8.5 Counterparts. This Agreement may be executed (including, without limitation, by facsimile signature or other electronic formats) in one or more counterparts, with the same effect as if the Parties had signed the same document. Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one agreement.

8.6 Severability. If any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

EXECUTION COPY

8.7 Notices. All notices, requests, demands and other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when received if delivered personally or mailed first class, postage prepaid, registered or certified mail, delivery by a courier service, or sent by facsimile or electronic mail as follows:

If to TDCC or DGTI:

The Dow Chemical Company

2030 Dow Center

Midland, Michigan 48674

Attention: Corporate Venture Capital

Fax: 317-337-4847

Email: SAARNOSKY@dow.com

With a copy to:

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street

Los Angeles, California 90071

Attention: Robert R. Carlson

Fax No.: (213) 996-3220

Email: robcarlson@paulhastings.com

If to Company:

Pfenex Inc.

5501 Oberlin Drive

San Diego, California 92121

Attention: Chief Executive Officer

Fax: 858-352-4602

Email: [To be designated by written notice to Dow]

With a copy to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, Washington 98104

Attention: Effie Toshav

Fax No.: (206) 883-2699

Email: etoshav@wsgr.com

8.8 Entire Agreement. This Agreement contains the entire understanding among the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, be the several, complete and exclusive embodiment of their agreement, and that any evidence, oral or written, of a prior or contemporaneous agreement that alters or modifies this Agreement shall not be admissible in any Proceeding concerning this Agreement. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

EXECUTION COPY

8.9 Interpretation. Unless otherwise indicated herein, with respect to any reference made in this Agreement to a section (or article, subsection, paragraph, subparagraph or clause) or exhibit, such reference shall be to a section (or article, subsection, paragraph, subparagraph or clause) of, or an exhibit or schedule to, this Agreement. The article, section, subsection, paragraph or subparagraph headings contained in this Agreement and the recitals at the beginning of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed, as the context indicates, to be followed by the words “but without limitation.” Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. Where specific language is used to clarify or illustrate by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict the construction of the general statement which is being clarified or illustrated.

8.10 Construction. The construction of this Agreement shall not take into consideration the Party who drafted or whose representative drafted any portion of this Agreement, and no canon of construction shall be applied that resolves ambiguities against the drafter of a document.

8.11 Jurisdiction; Service of Process. Each of the Parties (a) submits to the jurisdiction of any state or federal court sitting in New York in any action or proceeding arising out of or relating to this Agreement; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court; (c) waives any claim of inconvenient forum or other challenge to venue in such court; (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court; and (e) waives any right it may have to a trial by jury with respect to any action or proceeding arising out of or relating to this Agreement. Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 8.7, provided that nothing in this Section 8.11 shall affect the right of a Party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

8.12 Provisional Relief; Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court of the State of New York, in addition to any other remedy to which they are entitled at law or in equity.

8.13 Recovery of Fees by Prevailing Party. If any legal action, including, without limitation, an action for arbitration or injunctive relief, is brought relating to this Agreement or the breach or alleged breach hereof, the prevailing Party in any final judgment or arbitration award, or the non-dismissing Party in the event of a voluntary dismissal by the Party instituting the action, shall be entitled to the full amount of all reasonable expenses, including all court costs, arbitration fees and actual attorneys’ fees paid or incurred in good faith.

EXECUTION COPY

8.14 Further Assurances. The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Contribution, Assignment and Assumption Agreement to be executed on its behalf by their respective officers thereunto duly authorized all as of the Effective Date.

THE DOW CHEMICAL COMPANY

By:	/s/ Fernando Ruiz

Name:	Fernando Ruiz

Title:	Corp Vice President & Treasurer

DOW GLOBAL TECHNOLOGIES INC.

By:	/s/ Mark A. Whiteman

Name:	Mark A. Whiteman

Title:	President

PFENEX INC.

By:	/s/ Albert Hansen

Name:	Albert Hansen

Title:	President

[Signature Page to Contribution, Assignment and Assumption Agreement]

Exhibit A

SUBLEASE

THIS SUBLEASE (“Sublease”) is entered into as of November 30, 2009, by and between THE DOW CHEMICAL COMPANY, a Delaware corporation (“Sublessor”), and PFENEX INC., a Delaware corporation (“Sublessee”).

RECITALS

A. Pursuant to that certain Lease dated as of December 20, 2007, by and between Sublessor and ECI TWO OBERLIN LLC, a Delaware limited liability company (“Master Lessor”) (collectively and as amended or renewed from time to time, the “Master Lease”), Sublessor leased from Master Lessor certain premises (as set forth more particularly in the Master Lease, the “Final Premises”) located in a project located in San Diego, California (as set forth in the Master Lease, the “Project”). As of the date hereof, the Final Premises is comprised of the Building A Premises (as defined in the Master Lease) and the Building C Premises (as defined in the Master Lease).

B. Sublessor desires to sublease to Sublessee, and Sublessee desires to sublease from Sublessor, the entire Final Premises as shown on Exhibit “A” attached hereto (the “Subleased Premises”) and all improvements and fixtures located thereon, upon the terms and conditions set forth herein.

C. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Master Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Subleased Premises. Subject to all of the terms and conditions set forth herein, Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor the Subleased Premises. Sublessor and Sublessee acknowledge and agree that there are 27,292 Rentable Square Feet in the Building A Premises and 4,768 Rentable Square Feet in the Building C Premises and Sublessee shall have no right to remeasure or otherwise contest the Rentable Square Feet in either space for any purpose.

2. Term.

2.1 Initial Term. The term of this Sublease (“Sublease Term”) shall commence on the later of (a) December 1, 2009, and (b) the closing of the transaction transferring certain assets of Sublessor to Sublessee (the “Commencement Date”) and shall expire on March 15, 2011 unless sooner terminated pursuant to any provision hereof.

2.2 Automatic Termination. This Sublease shall terminate automatically upon any expiration or earlier termination of the Master Lease and Sublessor shall not be liable to Sublessee by reason thereof.

3. Condition of Subleased Premises; Improvements. Sublessee acknowledges that it has inspected the Subleased Premises and agrees to accept the same in an “AS-IS”, “WHERE-IS” condition, without any representation or warranty, express or implied, being made by Sublessor. Sublessee further accepts the Subleased Premises subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Subleased Premises. Sublessee acknowledges that neither Sublessor nor Sublessor’s agents have made any representation or warranty as to the suitability or fitness of the Subleased Premises for the conduct of Sublessee’s use, the physical condition or the fitness for any particular purpose of all or any part of the Subleased Premises as an inducement to Sublessee to enter into this Sublease or for any other purpose. Sublessor shall have no obligation to make any alterations or improvements in the Subleased Premises or to provide any allowance therefor.

4. Rent.

4.1 Monthly Base Rent. Commencing on the Commencement Date and continuing throughout the Sublease Term, Sublessee shall pay to Sublessor Monthly Base Rent for the Subleased Premises equal to Forty Thousand Seventy-Five and 00/100 Dollars ($40,075.00) (based on $1.25 per Rentable Square Foot in the Subleased Premises). Sublessee shall, concurrently with execution hereof, pay Sublessor its first monthly installment of Monthly Base Rent.

4.2 Additional Rent; Building Costs; Property Taxes. Commencing on the Commencement Date, Sublessee shall be obligated to pay all additional rent (as described in Section 5(b) of the Master Lease) payable by Sublessor under the Master Lease, including, without limitation, all Operating Expense payments due and payable under the Master Lease (“Additional Rent”). In addition to the Monthly Base Rent and Additional Rent which are expressly provided for above, Sublessee shall be responsible throughout the Sublease Term for all other payments or charges arising or accruing under the Master Lease during the Sublease Term including, without limitation, the following: (a) any charges relating to any special privilege or services provided to Sublessee (or its subtenants, assignees or anyone claiming by, through or under Sublessee) such as HVAC and freight elevator service for which Sublessor is separately charged by Master Lessor; (b) any indemnity payments relating to the Subleased Premises not attributable to any act of Sublessor; (c) any claims for damages or other losses resulting from a casualty to the Subleased Premises; (d) any claims by Master Lessor for reimbursement resulting from Master Lessor’s exercise of self help remedies in the Subleased Premises, and (e) any utility charges due and payable under the Master Lease (collectively, items (a) through (e) shall be included in the definition of Additional Rent).

4.3 Payment of Rent. Monthly Base Rent shall be paid in advance on the first day of each calendar month, at such address as Sublessor shall, from time to time, specify in writing. If the date of termination of this Sublease is not the last day of a calendar month, then rent for the last month of this Sublease shall be prorated. All Additional Rent shall be paid to Sublessor within five (5) days of demand and before it becomes delinquent under the Master Lease. Monthly Base Rent, Additional Rent and all other amounts due under this Sublease shall be deemed to be rent (“Rent”). Except as otherwise expressly provided under this Sublease, all Rent shall be paid by Sublessee without notice, demand, deduction, offset or abatement in lawful money of the United States.

5. Use of the Subleased Premises.

5.1 Permitted Use. The Subleased Premises shall be used and occupied only for the uses set forth in Section 7(a) of the Master Lease, and for no other purpose.

5.2 Alterations; Compliance with Law. Sublessee shall not be permitted to make alterations to the Subleased Premises without the prior written consent of Sublessor which consent shall not be unreasonably withheld or delayed (and otherwise in compliance with and to the extent allowed under the Master Lease). Sublessee shall, at its sole expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term hereof (or any part of such term) regulating its use of the Subleased Premises.

5.3 Maintenance of Subleased Premises. Sublessee agrees that it shall use and maintain the Subleased Premises in a first class condition and otherwise as required by the Master Lease.

5.4 Surrender. Upon the expiration or termination of this Sublease, Sublessee shall return the Subleased Premises in the same condition (reasonable wear and tear excepted) and in the same configuration as of the date hereof (including any renovations thereto, which shall become part of the Subleased Premises), unless otherwise required by Sublessor or the Master Lessor.

6. Building Services. Sublessor shall have no obligation during the Sublease Term (whether under the Master Lease or otherwise) to render any services to the Premises or to expend any money for the repair of or perform any obligation for Sublessee in, to or with respect to the Subleased Premises of any nature whatsoever. Sublessor specifically is not responsible for providing security to the Subleased Premises and shall have no liability whatsoever to Sublessee for loss, damage or theft of or to Sublessee’s property.

7. Master Lease.

7.1 Sublessor’s Compliance with Master Lease. Sublessee expressly agrees that Sublessor shall not be obligated to perform, and shall not be liable or responsible for the performance by or failure of performance of Master Lessor, of any of the obligations of Master Lessor under the Master Lease and Sublessee shall have no claim against Sublessor for any default of Master Lessor. Sublessee further agrees that Sublessor shall not be obligated to perform any of the obligations of Sublessor as tenant under the Master Lease and Sublessee shall have no claim against Sublessor for any such non-performance, including, without limitation, any termination or forfeiture of the Master Lease caused by Sublessor.

7.2 Application of Terms of Master Lease. The terms, conditions and respective obligations of Sublessor and Sublessee to each other with respect to the Subleased Premises under this Sublease shall be the terms and conditions of the Master Lease (which are incorporated herein by reference), except for those provisions of the Master Lease which are directly contradicted by this Sublease (e.g., Sections 1(i), 1(k), and 3 of the Master Lease), in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of this Sublease and with respect to the Subleased Premises only, wherever in the Master Lease the word “Landlord” is used it shall be deemed to mean Sublessor herein and wherever in the Master Lease the word “Tenant” is used it shall be deemed to mean Sublessee herein; provided, however, Sublessor does not assume and shall not otherwise be liable for the obligations of the Master Lessor under the Master Lease. Sublessee hereby waives any cause of action and any right to bring any action against Sublessor by reason of any act or omission of Master Lessor under the Master Lease. Any condition resulting from a default by Master Lessor shall not constitute as between Sublessor and Sublessee an eviction, actual or constructive, of Sublessee and no such default shall excuse Sublessee from the performance or observance of any of its obligation under this Sublease or entitle Sublessee to any rental abatement hereunder.

7.3 Subordinate to Master Lease. This Sublease is and shall be at all times subject and subordinate to the Master Lease. Sublessee acknowledges that this Sublease is subject and subordinate to the Master Lease and that this Sublease shall be subject and subordinate to all agreements which have recorded or statutory priority over this Sublease or the Master Lease. Notwithstanding any provision of this Lease to the contrary, the expiration or termination of this Sublease and/or the Master Lease and/or the termination of Sublessee’s rights to possession of the Subleased Premises shall not discharge, relieve or release Sublessee from any obligation or liability whatsoever under any indemnity provision of this Sublease.

7.4 No Greater Rights. Any obligation of Sublessor which is contained in this Sublease by the incorporation by reference of the provisions of the Master Lease may be observed or performed by Sublessor using reasonable efforts to cause the Master Lessor under the Master Lease to observe and/or perform the same, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. Sublessee shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor’s rights under the Master Lease.

7.5 Sublessee Not to Breach. Sublessee shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Master Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

7.6 Insurance Required Under Master Lease. Sublessee shall be responsible, at its own cost and expense, for obtaining and maintaining relative to the Subleased Premises, all that insurance (including coverage for possessions and general liability) as is required by the Master Lease to be carried by the “Tenant” thereunder. Sublessee’s insurance shall be issued by an insurance company or companies approved by Sublessor and the Master Lessor, and shall be written on such forms with such exclusions and deductible amounts as Sublessor shall approve. The policy or policies shall name Sublessor and Master Lessor as additional insureds and shall include thirty (30) days’ advance written notice to Sublessor prior to the cancellation or material reduction in coverage of such insurance policies.

8. Signage. Sublessee shall not cause, suffer or permit any person to display any signs or notices at the Subleased Premises without the prior written consent of Master Lessor and Sublessor. All signage shall be at Sublessee’s sole cost and expense.

9. Brokerage. Each party represents and warrants to the other that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Sublease or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker’s or finder’s fee or commissions in connection herewith, Sublessor shall indemnify, protect, defend and hold Sublessee harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Sublessor, and Sublessee shall indemnify, protect, defend and hold Sublessor harmless from and against the same if it shall be based upon any statement or agreement alleged to have been made by Sublessee. The parties’ respective indemnification obligations under this paragraph shall survive the termination or expiration of this Sublease.

10. Indemnification

10.1 In General. Sublessee hereby agrees to indemnify, defend, protect and hold Sublessor, its affiliates, employees, officers, directors, agents and representatives, and the Master Lessor and each of their respective successors and assigns, harmless from and against any and all losses, liabilities, costs (including costs of cure, remedy or settlement made by Sublessor), damages, demands, and expenses (including costs of investigation, defense and reasonable attorneys’ fees, whether or not litigation, arbitration or mediation is actually instigated or commenced) from the payment of, or the obligation to pay, any and all sums of money due or demanded by any person or entity whatsoever on account of any and all claims, demands, suits, actions, liens, settlements, judgments, garnishments or attachments (collectively, “Losses”), arising out of or in connection with (a) the acts, omissions or negligence of Sublessee or its employees, agents, contractors and invitees; (b) the breach of the Master Lease by Sublessee and/or default by Sublessee in the observance of its terms, covenants or conditions and any cure undertaken by Sublessor with respect thereto; (c) the breach of this Sublease by Sublessee and any default in the observance of its terms, covenants or conditions; (d) the use of the Premises or Subleased Premises by Sublessee or its employees, agents, contractors and invitees or any person claiming by, through or under Sublessee; (e) any injury or death of any person (including, without limitation, any employee of Sublessor or any damage to or destruction of any property of any person (including, without limitation, any employee of Sublessor occurring on or about the Premises); or (f) any and all actions, suits, proceedings, claims and demands taken or made in enforcing this indemnity. The provisions of this Section 10 shall survive the expiration or earlier termination of this Sublease. Sublessor shall not be liable for and Sublessee hereby waives all claims against Sublessor for any damage to any property or injury, illness or death of any person in, upon, or about the Premises arising at any time and from any cause whatsoever.

10.2 Defense by Sublessee. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by any third party, Sublessee, at its sole cost and expense, shall assume the defense of any such claim or legal proceeding using counsel of Sublessor’s choice. Sublessor shall be entitled to participate in the defense of any such action, with its counsel and at its own expense; provided, however, that if Sublessor, in its reasonable discretion, determines that there exists a conflict of interest between the Sublessee (or any constituent party thereof) and Sublessor, Sublessor shall have the right to engage separate counsel, the actual costs and expenses of which shall be paid by Sublessee.

11. Default. In the event of a default by Sublessee under this Sublease which continues after the giving of any notice and the expiration of any cure period provided for a like default under the Master Lease, Sublessor shall have available to it under this Sublease all remedies which are available to Master Lessor under the Master Lease, including the imposition of late charges and interest on delinquent payments.

12. Assignment/Subletting. Sublessee’s rights to assign, sublease, pledge, encumber, hypothecate or otherwise transfer (each, a “Transfer”) all or any part of Sublessee’s interest in this Sublease, or permit the Subleased Premises to be occupied by anyone other than Sublessee, shall be in accordance with and subject to all provision of Section 23 of the Master Lease. Additionally, any Transfer sought by Sublessee shall be subject to Sublessor’s prior written consent, which consent shall not be unreasonably withheld within the purview, context and general criteria of said Section 23.

13. Miscellaneous Provisions.

13.1 Entire Agreement. This Sublease, together with the Exhibits hereto (which are incorporated herein by this reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements between the parties hereto with respect thereto. No claim of waiver, modification, consent or acquiescence with respect to any of the provisions of this Sublease shall be made against either party, except on the basis of a written instrument executed by or on behalf of such party.

13.2 Governing Law and Venue. This Sublease is to be governed by and construed in accordance with the laws of the State in which the Building is located.

13.3 Attorneys’ Fees. If any or all of Sublessor, Sublessee, or Master Lessor shall bring an action against any other by reason of the breach of any covenant, provision or condition hereof, or otherwise arising out of this Sublease, the unsuccessful party shall pay to the prevailing party all attorneys’ fees and costs actually incurred by the prevailing party, in addition to any other relief to which it may be entitled.

13.4 Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by personal service, by Federal Express® or other nationally recognized commercial courier service, or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases addressed to:

SUBLESSOR:	The Dow Chemical Company
2030 Dow Center
Midland, Michigan 48674
Attn: Charles Kendall

SUBLESSEE:	Pfenex Inc.
5451 Oberlin Drive
San Diego, California 92121
Attn: Bert Liang

In the case of service by personal delivery, delivery shall be deemed complete on the date of delivery. In the case of service by Federal Express® or other nationally recognized commercial courier service, service shall be deemed complete on the second (2nd) business day following deposit with such courier service. In the case of service by mail, service shall be deemed complete at the earlier of (i) the expiration of the third business day after the date of mailing, or (ii) the date of delivery as shown by the return receipt. Either party hereto may from time to time, by notice in writing, served as set forth above, designate-a different address or a different or additional person to which all such notices or communications thereafter are to be given.

13.5 Further Assurances. Each party hereto shall perform all acts and things and to make, execute and deliver such written instruments as shall be reasonably necessary to carry out the terms and provisions of this Sublease.

13.6 Counterparts. This Sublease may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of which taken together shall constitute but one agreement.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year set forth above.

“SUBLESSOR”:

THE DOW CHEMICAL COMPANY, a Delaware corporation

By:	/s/ Charles B. Kendall
	Name:	Charles B. Kendall
	Its:	Authorized Representative

“SUBLESSEE”:

PFENEX INC., a Delaware corporation

By:	/s/ Albert Hansen
	Name:	Albert Hansen
	Its:	President

EXHIBIT “A” TO SUBLEASE

SUBLEASED PREMISES

Exhibit B

Transition Services Agreement

Exhibit C

Technology Assignment Agreement

Exhibit D

Technology Licensing Agreement

Exhibit E

Grant-Back License Agreement

Schedule 1.17

Permitted Liens

1.	License Agreement between Dow Global Technologies and Diversa Corporation dated December 30, 2003.

2.	Pfenex Expression Technology License Agreement between Dow Global Technologies and Dr. Reddy’s Laboratories dated April 30, 2008.

3.	Technology License Agreement between DGTI and Dow AgroScience (DAS) as of January 7, 2009.

4.	Any requirements under the License Agreement between Washington University and Agrigenetics dated December 30, 1996.

5.	Any requirements under the Agreement between Agrigenetics and University of Wisconsin dated December 23, 1982.

6.	Any rights or licenses as required by foreign patent offices including, but not limited to, compulsory licenses as required by foreign patent offices.

Schedule 2.2

Fixed Assets

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0028	00253818	12/1/2003	20	APC INFRASTRUXURE UNINTE-	20,297	5,924	14,373

0001	YU	00001140	0041	00233314	8/1/2001	10	REVCO ULT2586-9D FREEZER,	9,484	8,735	750

0001	YU	00001140	0041	00233315	8/1/2001	10	REVCO ULT2586-9D FREEZER,	9,484	8,735	750

0001	YU	00001140	0041	00245239	6/1/2001	10	12 ZETA PLUS HOUSING	1,973	1,644	329

0001	YU	00001140	0041	00245241	6/1/2001	10	SET OF 6 WATSON MARLOW PU	3,293	2,744	549

0001	YU	00001140	0041	00245242	6/1/2001	10	STREAMLINE 200 COLUMN AND	10,071	8,394	1,677

0001	YU	00001140	0041	00248024	7/1/1994	12	FORKLIFT 1987 CATERPILLA	5,587	5,587	0

0001	YU	00001140	0041	00252793	11/1/2003	10	BPG 140/500 COLUMN DIN/NI	6,409	5,641	768

0001	YU	00001140	0041	00252794	11/1/2003	10	BPG 300/500 COLUMN DIN/NI	16,481	14,505	1,976

0001	YU	00001140	0041	00260068	3/1/2004	10	PALL MAXIM PLUS TFF	76,233	6,354	69,879

0001	YU	00001140	0041	00295391	9/1/2006	10	PACIFIC RIM MECHANICAL	36,172	11,154	25,018

0001	YU	00001140	0042	00254111	12/1/2003	5	AMERSHAM BIOPROCESS SKID	229,615	229,615	0

0001	YU	00001140	0042	00254112	12/1/2003	5	20CM (16L) CHROMA. COLUMN	8,878	8,878	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0042	00254113	12/1/2003	5	20CM (16L) CHROMA. COLUMN	8,878	8,878	0

0001	YU	00001140	0042	00254114	12/1/2003	5	20CM (16L) CHROMA. COLUMN	8,878	8,878	0

0001	YU	00001140	0042	00254115	12/1/2003	5	45CM (78L) CHROMA. COLUMN	49,903	49,903	0

0001	YU	00001140	0042	00254447	1/1/2004	5	STEDIM PALLETANKS (15 EA)	34,151	34,151	0

0001	YU	00001140	0042	00254452	1/1/2004	5	FILTER HOUSING 30IN X 3	6,664	6,664	0

0001	YU	00001140	0042	00254453	1/1/2004	5	FILTER HOUSING 30IN X 3	6,664	6,664	0

0001	YU	00001140	0042	00254455	1/1/2004	5	UF MEMBRANE HOUSING	6,664	6,664	0

0001	YU	00001140	0042	00254819	3/1/2004	5	ULTRA FILTRATION PELLICON	7,956	7,399	557

0001	YU	00001140	0042	00254820	3/1/2004	5	WATSON MARLOW	2,931	2,727	204

0001	YU	00001140	0042	00254821	3/1/2004	5	ULTRA FILTRATION MEMBRANE	5,862	5,452	410

0001	YU	00001140	0042	00254822	3/1/2004	5	WATSON MARLOW	2,931	2,727	204

0001	YU	00001140	0042	00254824	3/1/2004	5	METTLE TOLEDO	6,281	5,842	439

0001	YU	00001140	0042	00254825	3/1/2004	5	THERMOFORMA REFRIGERATOR	7,537	7,010	528

0001	YU	00001140	0042	00258951	7/1/2004	3	MILLIPORE PROFLUX M60	74,906	74,906	0

0001	YU	00001140	0042	00258953	7/1/2004	3	MORSE DRUM HANDLER	2,918	2,918	0

0001	YU	00001140	0043	00213183	4/1/1991	15	FERMENTER, 1500 LITER, (P	111,630	111,630	0

0001	YU	00001140	0043	00213184	4/1/1991	15	FERMENTER, 1500 LITER, (P	111,630	111,630	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00213186	4/1/1991	15	FERMENTER, 75 LITER, (PP)	50,284	50,284	0

0001	YU	00001140	0043	00213187	4/1/1991	15	FERMENTER, 75 LITER, (PP)	50,284	50,284	0

0001	YU	00001140	0043	00213201	4/2/1994	10	IMPELLERS	7,340	7,340	0

0001	YU	00001140	0043	00216585	8/1/1999	10	AGILENT 1100 BINARY PUMP	10,433	10,433	0

0001	YU	00001140	0043	00216594	8/1/1999	10	TECAN MINI PREP 50 PKG	16,395	16,395	0

0001	YU	00001140	0043	00218352	8/1/1999	10	AGILENT 1100 COLUMN HEATR	9,671	9,671	0

0001	YU	00001140	0043	00218363	8/1/1999	10	AGILENT 1100 AUTOSAMPLER	8,166	8,166	0

0001	YU	00001140	0043	00218375	8/1/1999	10	AGILENT 1100 DEGASSER	3,224	3,224	0

0001	YU	00001140	0043	00219208	1/1/2000	10	HP 8453 UV-VIS SPECTROPHO	19,337	18,856	481

0001	YU	00001140	0043	00219214	1/1/2000	10	44 RAININ P2, P20,P100, P	7,332	7,147	185

0001	YU	00001140	0043	00219220	2/1/2000	10	PHARMACIA AKTA EXPLORER 1	61,439	59,393	2,046

0001	YU	00001140	0043	00219223	2/1/2000	10	STERIS 60” GRV FERMENTATI	100,596	97,247	3,349

0001	YU	00001140	0043	00219243	1/1/2000	10	20 CORNING PC-20 STIRRER	6,347	6,190	157

0001	YU	00001140	0043	00219254	1/1/2000	10	SLM AMINCO AB-2 (FA254)L	45,380	44,245	1,135

0001	YU	00001140	0043	00219255	1/1/2000	10	REVCO VCRR445A18 CHROMOTO	7,446	7,364	82

0001	YU	00001140	0043	00219256	1/1/2000	10	REVCO U2020GA14 FREEZER	1,182	1,169	13

0001	YU	00001140	0043	00219257	1/1/2000	10	BRANSON SONIFIER II CELL	3,191	3,157	34

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00219280	1/1/2000	10	MJ RESEARCH PTC200 THERMA	5,235	5,102	133

0001	YU	00001140	0043	00219281	1/1/2000	10	MJ RESEARCH PTC200 THERMA	5,235	5,102	133

0001	YU	00001140	0043	00219282	1/1/2000	10	MJ RESEARCH ALS1296 ALPHA	2,617	2,553	64

0001	YU	00001140	0043	00219283	1/1/2000	10	MJ RESEARCH ALD1234 ALPHA	2,804	2,730	74

0001	YU	00001140	0043	00219284	1/1/2000	10	MJ RESEARCH ALD1234 ALPHA	2,804	2,730	74

0001	YU	00001140	0043	00219289	1/1/2000	10	EPPENDORF 5417R REFRIGERA	5,179	5,050	129

0001	YU	00001140	0043	00219290	1/1/2000	10	EPPENDORF 5417C CENTRIFUG	2,252	2,196	56

0001	YU	00001140	0043	00219292	1/1/2000	10	ISOTEMP 11690650D INCUBAT	1,351	1,317	34

0001	YU	00001140	0043	00219293	1/1/2000	10	ISOTEMP 11690650D INCUBAT	1,351	1,317	34

0001	YU	00001140	0043	00219294	1/1/2000	10	10 FISHER GENIE 2 VORTEX	1,801	1,756	45

0001	YU	00001140	0043	00219392	4/1/2000	10	VIRTIS ADVANTAGE FREEZE	15,586	14,812	774

0001	YU	00001140	0043	00219444	4/1/2000	10	NESLAB CFT-25 CHILLER S/N	4,521	4,296	225

0001	YU	00001140	0043	00219446	4/1/2000	10	EDWARDS E2M28 ROTARY PUMP	4,521	4,296	225

0001	YU	00001140	0043	00219448	4/1/2000	10	HP MSD 5973 MASS PSECTROM	54,867	52,127	2,740

0001	YU	00001140	0043	00219450	4/1/2000	10	CTC ANALYTICS COMBI PAL A	21,947	20,854	1,093

0001	YU	00001140	0043	00219451	4/1/2000	10	CTC ANALYTICS COMBI PAL A	21,947	20,854	1,093

0001	YU	00001140	0043	00219452	4/1/2000	10	3 APEX PROSEP 800 LARGE	65,840	62,549	3,291

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00219456	4/1/2000	10	HP G 1222A DEGASSER S/N:J	2,032	1,929	103

0001	YU	00001140	0043	00219457	4/1/2000	10	HP G 1222A DEGASSER S/N:J	2,032	1,929	103

0001	YU	00001140	0043	00219458	4/1/2000	10	HP G 1311A HPLC PUMPS S/N	11,516	10,944	572

0001	YU	00001140	0043	00219459	4/1/2000	10	HP G 1312A HPLC PUMPS S/N	11,516	10,944	572

0001	YU	00001140	0043	00219460	4/1/2000	10	HP G 1313A AUTOSAMPLER	9,484	9,007	477

0001	YU	00001140	0043	00219461	4/1/2000	10	HP G 1313A AUTOSMPLER	9,484	9,007	477

0001	YU	00001140	0043	00219462	4/1/2000	10	HP G 1314A UV-VIS DETECTO	6,774	6,432	342

0001	YU	00001140	0043	00219463	4/1/2000	10	HP G 1321A FLUORESCENCE D	9,484	9,007	477

0001	YU	00001140	0043	00219464	4/1/2000	10	HP G 1316A COLUMN HEATER	5,419	5,148	271

0001	YU	00001140	0043	00219763	2/1/2000	10	2 COLE PARMER 77410-00	1,263	1,220	43

0001	YU	00001140	0043	00219764	2/1/2000	10	2 COLE PARMER 77601-60	505	492	13

0001	YU	00001140	0043	00219765	2/1/2000	10	9 MILLIPORE PEL2 PLC FILT	4,547	4,401	146

0001	YU	00001140	0043	00219766	1/1/2000	10	COMPOSITE ROTOR INC. KAD-	5,408	5,275	133

0001	YU	00001140	0043	00219767	1/1/2000	10	COMPOSITE ROTOR INC. KAD-	3,877	3,780	97

0001	YU	00001140	0043	00219768	1/1/2000	10	COMPOSITE ROTOR INC. CBTH	918	896	22

0001	YU	00001140	0043	00219846	2/1/2000	10	BioRad Protein IEF	11,251	10,878	373

0001	YU	00001140	0043	00219868	2/1/2000	10	BECKMAN/COULTER AVANTI	37,200	35,962	1,238

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00220092	6/1/2000	10	MOLECULAR DEVICES GEMINI	35,691	33,312	2,379

0001	YU	00001140	0043	00220169	6/1/2000	10	COMPOSITE ROTOR INC. KAJ	4,854	4,527	327

0001	YU	00001140	0043	00220181	6/1/2000	10	ADVANCED LASER POLARIMETE	38,074	35,533	2,541

0001	YU	00001140	0043	00220373	7/1/2000	10	ONIX VG PRIMA P600S PROCE	103,895	96,110	7,785

0001	YU	00001140	0043	00220374	7/1/2000	10	ONIX STANDARD ANALYZER W/	11,544	10,676	868

0001	YU	00001140	0043	00220705	7/1/2000	10	BECKMAN COULTER BC AVANTI	32,952	30,479	2,473

0001	YU	00001140	0043	00220706	7/1/2000	10	BECKMAN COULTER JA12 ROTO	9,843	9,103	740

0001	YU	00001140	0043	00220707	7/1/2000	10	BOEKEL 131000 HYBRIDIZATI	1,770	1,639	131

0001	YU	00001140	0043	00220708	7/1/2000	10	METTLER PB303-SRS BALANCE	1,416	1,316	100

0001	YU	00001140	0043	00220709	7/1/2000	10	METTLER AB54-SRS BALANCE	1,770	1,639	131

0001	YU	00001140	0043	00220710	7/1/2000	10	SPECTRONICS XL-1500 UV CR	1,628	1,508	120

0001	YU	00001140	0043	00220712	7/1/2000	10	JOUAN CR422 CENTRIFUGE S/	10,123	9,362	761

0001	YU	00001140	0043	00220713	7/1/2000	10	JOUAN CR422 CENTRIFUGE S/	10,123	9,362	761

0001	YU	00001140	0043	00220994	8/1/2000	10	EPPENDORF 5417R REFRIGERA	5,355	4,914	441

0001	YU	00001140	0043	00220995	8/1/2000	10	EPPENDORF 5417R REFRIGERA	5,355	4,914	441

0001	YU	00001140	0043	00220996	8/1/2000	10	ISOTEMP 215 DUAL WATER BA	1,190	1,092	98

0001	YU	00001140	0043	00221170	8/1/2000	10	5 METTLER TOLEDO BALANCE	10,471	9,598	873

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00221192	8/1/2000	10	HAMILTON HM554S824PB FUME	10,650	9,765	885

0001	YU	00001140	0043	00221193	8/1/2000	10	HAMILTON HM554S824PB FUME	10,650	9,765	885

0001	YU	00001140	0043	00221299	2/1/2000	10	M FLEX DRIVE L/S 1-100RPM	15,240	14,733	507

0001	YU	00001140	0043	00221300	2/1/2000	10	LS EASY LOAD II PUMP HEAD	8,206	7,937	269

0001	YU	00001140	0043	00221685	9/1/2000	10	GENETIX QP9804 COLONY PIC	103,160	93,705	9,455

0001	YU	00001140	0043	00221762	5/1/1984	3	STERILGUARD HOOD S/N 5622	1,342	1,342	0

0001	YU	00001140	0043	00221770	2/1/2000	10	steris sterilizer 24x36x6	91,686	88,634	3,052

0001	YU	00001140	0043	00222273	10/1/2000	10	FISHER 117 LABCONCO VACUU	3,296	2,972	324

0001	YU	00001140	0043	00222275	10/1/2000	10	MJ RESEARCH ALS-1296 ALPH	2,041	1,836	205

0001	YU	00001140	0043	00222276	10/1/2000	10	MJ RESEARCH ALS-1296 ALPH	2,041	1,836	205

0001	YU	00001140	0043	00222277	10/1/2000	10	MJ RESEARCH ALS-1296 ALPH	2,041	1,836	205

0001	YU	00001140	0043	00222278	10/1/2000	10	MJ RESEARCH ALSH 2384 ALP	3,317	2,989	328

0001	YU	00001140	0043	00222279	10/1/2000	10	EPPENDORF 5417R REFRIGERA	4,851	4,367	484

0001	YU	00001140	0043	00222280	10/1/2000	10	BECKMAN COULTER AVANTI J-	27,644	24,876	2,768

0001	YU	00001140	0043	00222281	10/1/2000	10	BECKMAN COULTER JLA 8.100	13,221	11,899	1,322

0001	YU	00001140	0043	00222282	10/1/2000	10	BECKMAN COULTER OPTIMA XL	39,664	35,695	3,969

0001	YU	00001140	0043	00222283	10/1/2000	10	BECKMAN COULTER TY-70TI R	9,615	8,658	957

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00222284	10/1/2000	10	BECKMAN COULTER SW-28 ROT	9,615	8,658	957

0001	YU	00001140	0043	00222285	10/1/2000	10	BECKMAN COULTER SW-41TI R	10,817	9,739	1,078

0001	YU	00001140	0043	00222286	10/1/2000	10	BECKMAN COULTER 100TI ROT	9,615	8,658	957

0001	YU	00001140	0043	00222661	10/1/2000	10	PYREX LAB LASSARE FOR 550	8,857	7,975	882

0001	YU	00001140	0043	00222663	10/1/2000	10	FIHER UV TRANSILLUMINATOR	1,620	1,459	161

0001	YU	00001140	0043	00222664	10/1/2000	10	EPPENDORF 5810R CENTRIFUG	15,694	14,124	1,570

0001	YU	00001140	0043	00222665	10/1/2000	10	REVCO ULTIMA II UPRT 86 F	1,744	1,568	176

0001	YU	00001140	0043	00222727	10/1/2000	10	2700 D SELECT BIOCHEM ANA	17,907	16,120	1,787

0001	YU	00001140	0043	00223290	11/1/2000	10	SPECTRONIC INSTR FA078 FR	21,782	19,422	2,360

0001	YU	00001140	0043	00223294	11/1/2000	10	REVCO ULTIMA II FREEZER S	9,421	8,401	1,020

0001	YU	00001140	0043	00223387	12/1/2000	10	ALPHA INNOTECH GEL IMAGIN	18,313	16,175	2,138

0001	YU	00001140	0043	00223388	12/1/2000	10	ALPHA INNOTECH GEL IMAGIN	18,313	16,175	2,138

0001	YU	00001140	0043	00223530	12/1/2000	10	VIRTEK SDDC-2 ARRAYER SYS	65,439	57,796	7,643

0001	YU	00001140	0043	00224911	12/1/2000	10	DIONEX ED50 ELECTROCHEMIC	12,615	11,148	1,467

0001	YU	00001140	0043	00225206	12/1/2000	10	MALDI REFLECTROM MASS SPE	221,396	195,518	25,878

0001	YU	00001140	0043	00225256	12/1/2000	10	20L SP 99169 FERMENTOR	67,279	59,247	8,032

0001	YU	00001140	0043	00225257	12/1/2000	10	20L SP 99169 FERMENTOR	67,279	59,247	8,032

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00225258	12/1/2000	10	20L SP 99307 FERMENTOR	67,279	59,247	8,032

0001	YU	00001140	0043	00225261	12/1/2000	10	20L SP 99307 FERMENTOR	67,279	59,247	8,032

0001	YU	00001140	0043	00225262	12/1/2000	10	20L SP 99307 FERMENTOR	67,239	59,210	8,029

0001	YU	00001140	0043	00225263	12/1/2000	10	20L SP 99307 FERMENTOR	67,239	59,210	8,029

0001	YU	00001140	0043	00225648	12/1/2000	10	AGILENT 2440AA LC/MSD TRA	161,471	142,634	18,837

0001	YU	00001140	0043	00225649	12/1/2000	10	AGILENT 1600A CAPILLARY E	40,368	35,662	4,706

0001	YU	00001140	0043	00225651	12/1/2000	10	APPLIED BIOSYSTEMS 3100 D	157,576	139,101	18,475

0001	YU	00001140	0043	00225916	12/1/2000	10	KUHNER SM1501-A SHAKING I	22,925	20,238	2,687

0001	YU	00001140	0043	00225917	12/1/2000	10	KUHNER SM1501-B SHAKING I	22,925	20,238	2,687

0001	YU	00001140	0043	00225918	12/1/2000	10	KUHNER SM1501-C SHAKING I	22,941	20,254	2,687

0001	YU	00001140	0043	00225919	12/1/2000	10	KUHNER SM1503-A SHAKING I	30,396	26,842	3,554

0001	YU	00001140	0043	00225920	12/1/2000	10	KUHNER SM1503-B SHAKING I	30,396	26,842	3,554

0001	YU	00001140	0043	00225921	12/1/2000	10	KUHNER SM1503-C SHAKING I	30,396	26,842	3,554

0001	YU	00001140	0043	00225937	11/17/2000	10	Pellicon Filter;P17508;Mi	1,885	1,885	0

0001	YU	00001140	0043	00225939	11/17/2000	10	Peristaltic Pump;101 U/R	3,771	3,771	0

0001	YU	00001140	0043	00225940	11/17/2000	10	Peristaltic Pump and acce	2,828	2,828	0

0001	YU	00001140	0043	00225960	11/17/2000	10	Pipet-aid;Drummond Scient	2,828	2,828	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00226017	11/17/2000	10	Air pressure gauge, 0 - 0	566	566	0

0001	YU	00001140	0043	00226028	11/17/2000	10	Balance;AG245;Mettler	3,771	3,331	440

0001	YU	00001140	0043	00226029	11/17/2000	10	Balance;PB1502;Mettler	4,714	4,161	553

0001	YU	00001140	0043	00226030	11/17/2000	10	Balance;PR5002;Mettler To	1,885	1,670	215

0001	YU	00001140	0043	00226031	11/17/2000	10	Balance;Scout-;SC6010;Oha	1,885	1,670	215

0001	YU	00001140	0043	00226032	11/17/2000	10	Balance;BB2400;BB2400;Met	943	943	0

0001	YU	00001140	0043	00226042	11/17/2000	10	BPG 140/500 Column;Amersh	20,887	18,452	2,435

0001	YU	00001140	0043	00226043	11/17/2000	10	BPG 140/500 Column;Amersh	20,887	18,452	2,435

0001	YU	00001140	0043	00226044	11/17/2000	10	BPG Column;140/500;Amersh	7,542	6,663	879

0001	YU	00001140	0043	00226048	11/17/2000	10	Centrifuge;Avanti;J-25;Be	75,419	66,622	8,797

0001	YU	00001140	0043	00226050	11/17/2000	10	Chamber pressure gauge (0	566	566	0

0001	YU	00001140	0043	00226051	11/17/2000	10	Chamber pressure gauge, -	566	566	0

0001	YU	00001140	0043	00226054	11/17/2000	10	Circulating water bath;Ma	18,855	16,651	2,204

0001	YU	00001140	0043	00226066	11/17/2000	10	Compressed air pressure g	566	566	0

0001	YU	00001140	0043	00226067	11/17/2000	10	Compressed air pressure g	566	566	0

0001	YU	00001140	0043	00226068	11/17/2000	10	Compressed air pressure g	566	566	0

0001	YU	00001140	0043	00226069	11/17/2000	10	Compressed air tank gauge	566	566	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00226070	11/17/2000	10	Compressed air tank press	566	566	0

0001	YU	00001140	0043	00226074	11/17/2000	10	Constant temperature oven	5,656	5,656	0

0001	YU	00001140	0043	00226075	11/17/2000	10	Continuous Flow Centrifug	5,656	5,656	0

0001	YU	00001140	0043	00226089	11/17/2000	10	Diode-array Detector;HP 1	566	505	61

0001	YU	00001140	0043	00226180	11/17/2000	10	Laboratory Vacuum Pump an	3,771	3,771	0

0001	YU	00001140	0043	00226182	11/17/2000	10	Labscale TFF System;Milli	943	943	0

0001	YU	00001140	0043	00226197	11/17/2000	10	Magnetic stirrer;12in;S47	2,828	2,828	0

0001	YU	00001140	0043	00226198	11/17/2000	10	Magnetic stirrer;12in;S47	2,828	2,828	0

0001	YU	00001140	0043	00226199	11/17/2000	10	MasterFlex I/P pump;Milli	2,828	2,828	0

0001	YU	00001140	0043	00226213	11/17/2000	10	Multi-Blok Heater;2053;La	3,771	3,771	0

0001	YU	00001140	0043	00226217	11/17/2000	10	Nitrogen pressure gauge,	566	566	0

0001	YU	00001140	0043	00226218	11/17/2000	10	Nitrogen pressure gauge,	566	566	0

0001	YU	00001140	0043	00226219	11/17/2000	10	Nitrogen pressure gauge,	566	566	0

0001	YU	00001140	0043	00226226	11/17/2000	10	Outlet pressure gauge, 0	566	566	0

0001	YU	00001140	0043	00226231	11/17/2000	10	Pressure regulator gauge	943	943	0

0001	YU	00001140	0043	00226234	11/17/2000	10	Pressure regulator gauge,	566	566	0

0001	YU	00001140	0043	00226235	11/17/2000	10	Pressure regulator gauge,	566	566	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00226237	11/17/2000	10	Pressure regulator gauge,	566	566	0

0001	YU	00001140	0043	00226238	11/17/2000	10	Pressure regulator gauge,	566	566	0

0001	YU	00001140	0043	00226239	11/17/2000	10	Pressure Regulator gauge	943	943	0

0001	YU	00001140	0043	00226247	11/17/2000	10	Pump, Low Flow 32 RPM;101	2,828	2,828	0

0001	YU	00001140	0043	00226254	11/17/2000	10	Refrigerator / Freezer;H	7,542	6,663	879

0001	YU	00001140	0043	00226256	11/17/2000	10	Refrigerated Incubator sh	9,427	9,427	0

0001	YU	00001140	0043	00226263	11/17/2000	10	Refrigerator, 2 - 8 Degre	5,656	4,999	657

0001	YU	00001140	0043	00226276	11/17/2000	10	Sonifier;450;Branson	3,771	3,771	0

0001	YU	00001140	0043	00226295	11/17/2000	10	Stirrer;overhead;Wheaton	3,771	3,771	0

0001	YU	00001140	0043	00226297	11/17/2000	10	Super Fraction Collector;	2,828	2,828	0

0001	YU	00001140	0043	00226362	11/17/2000	10	Thermostatted Autosampler	566	505	61

0001	YU	00001140	0043	00226363	11/17/2000	10	Thermostatted Column Comp	566	505	61

0001	YU	00001140	0043	00226368	11/17/2000	10	Ultralow Temperature Free	13,198	11,660	1,538

0001	YU	00001140	0043	00226372	11/17/2000	10	Vaccum pressure gauge, -	566	566	0

0001	YU	00001140	0043	00226374	11/17/2000	10	Vacuum Degasser;HP 1100;H	566	505	61

0001	YU	00001140	0043	00226382	11/17/2000	10	Vacuum Pump and Compresso	2,828	2,828	0

0001	YU	00001140	0043	00226390	11/17/2000	10	Vortex;Genie 2;G-560;Fiso	2,828	2,828	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00226391	11/17/2000	10	Vortex Mixer;Genie 2;VWR	943	943	0

0001	YU	00001140	0043	00226395	11/17/2000	10	Vortex-Genie 2;G-560;VWR	2,828	2,500	328

0001	YU	00001140	0043	00226399	11/17/2000	10	Water Bath;VWR Scientifc	943	833	110

0001	YU	00001140	0043	00227286	12/1/2000	10	NIKON E800 MICROSCOPE S/N	61,574	54,388	7,186

0001	YU	00001140	0043	00227287	12/1/2000	10	NIKON E600 MICROSCOPE S/N	27,988	24,725	3,263

0001	YU	00001140	0043	00227289	12/1/2000	10	SAVANT RVT400-115 REFREIG	4,951	4,373	578

0001	YU	00001140	0043	00227290	12/1/2000	10	SAVANT OFP400-115 VACUUM	7,427	6,564	863

0001	YU	00001140	0043	00227292	12/1/2000	10	SAVANT SPD111V-115 SPEEDV	7,427	6,564	863

0001	YU	00001140	0043	00227293	12/1/2000	10	SAVANT CONCENTRATOR S/N:O	20,795	18,360	2,435

0001	YU	00001140	0043	00227466	12/1/2000	10	SPECTRAMAX PLUS 384 MICRO	23,273	20,546	2,727

0001	YU	00001140	0043	00227469	12/1/2000	10	AGILENT G 1322 HPLC	93,767	82,831	10,936

0001	YU	00001140	0043	00227470	12/1/2000	10	AGILENT UV-VIS SPECTROPHO	23,442	20,707	2,735

0001	YU	00001140	0043	00227471	12/1/2000	10	AGILENT HP 6890 GC S/N:US	50,233	44,373	5,860

0001	YU	00001140	0043	00227503	12/1/2000	10	STERIS CENTURY SCIENTIFIC	51,908	45,833	6,075

0001	YU	00001140	0043	00227585	1/1/2001	10	SP99169-20L FERMENTORS W/	89,538	78,347	11,191

0001	YU	00001140	0043	00227586	1/1/2001	10	SP99169-20L FERMENTORS W/	89,538	78,347	11,191

0001	YU	00001140	0043	00227587	1/1/2001	10	SP99169-20L FERMENTORS W/	89,538	78,347	11,191

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00227588	1/1/2001	10	SP99169-20L FERMENTORS W/	89,538	78,347	11,191

0001	YU	00001140	0043	00227589	1/1/2001	10	SP99169-20L FERMENTORS W/	90,511	79,196	11,315

0001	YU	00001140	0043	00227590	1/1/2001	10	SP99169-20L FERMENTORS W/	90,511	79,196	11,315

0001	YU	00001140	0043	00227591	1/1/2001	10	SP99169-20L FERMENTORS W/	90,511	79,196	11,315

0001	YU	00001140	0043	00227592	1/1/2001	10	SP99169-20L FERMENTORS W/	90,511	79,196	11,315

0001	YU	00001140	0043	00227593	1/1/2001	10	SP99169-20L FERMENTORS CU	82,726	72,390	10,336

0001	YU	00001140	0043	00227594	1/1/2001	10	SP99169-20L FERMENTORS CU	82,726	72,390	10,336

0001	YU	00001140	0043	00228118	1/1/2001	10	OMEGA DR231012010A4-M1-C2	7,780	6,810	970

0001	YU	00001140	0043	00229344	3/1/2001	10	FISHER HAMILTON SAFE AIRE	7,705	6,617	1,088

0001	YU	00001140	0043	00229360	3/1/2001	10	FISHER 307C INCUBATOR S/N	2,744	2,355	389

0001	YU	00001140	0043	00229361	3/1/2001	10	FISHER 307C INCUBATOR S/N	2,744	2,355	389

0001	YU	00001140	0043	00229362	3/1/2001	10	REVCO ULT21869D34 UPRIGHT	9,078	7,795	1,283

0001	YU	00001140	0043	00229363	3/1/2001	10	BUCHI R124C24PB481 ROTVAP	6,544	5,616	928

0001	YU	00001140	0043	00229678	3/1/2001	10	STANDARD BIOPROCESS SYSTE	152,090	141,231	10,859

0001	YU	00001140	0043	00229717	1/1/2001	10	FREEZER MODEL ULT2586-93,	8,078	7,527	551

0001	YU	00001140	0043	00229718	1/1/2001	10	REFRIGERATOR MODEL REL230	4,252	3,962	290

0001	YU	00001140	0043	00229720	1/1/2001	10	FREEZER MODEL ULT2330D18,	4,677	4,358	319

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00229721	1/1/2001	10	FREEZER MODEL ULT2586-93,	8,078	7,527	551

0001	YU	00001140	0043	00229722	1/1/2001	10	FREEZER MODEL ULT2330D18,	4,677	4,358	319

0001	YU	00001140	0043	00229723	1/1/2001	10	FREEZER MODEL ULT2330D18,	4,677	4,358	319

0001	YU	00001140	0043	00229817	3/1/2001	10	INCUBATOR 50/60, 220V, MO	3,610	3,353	257

0001	YU	00001140	0043	00230034	5/1/2001	10	APC MATRIX 500VA EXTENDED	4,116	3,467	649

0001	YU	00001140	0043	00230035	5/1/2001	10	APC MATRIX 500VA EXTENDED	4,116	3,467	649

0001	YU	00001140	0043	00230200	5/1/2001	10	AIR LOGIC CHEMICAL HOOD F	140,463	118,381	22,082

0001	YU	00001140	0043	00230491	7/1/2001	10	WESTFALIA SC 6-06-576 POL	200,520	165,429	35,091

0001	YU	00001140	0043	00231720	5/1/2001	10	METTLER AX105DR BALANCE A	6,443	5,963	481

0001	YU	00001140	0043	00231726	8/1/2001	10	FISHER ADA FUMEHOOD S/N:	7,246	5,923	1,323

0001	YU	00001140	0043	00231727	8/1/2001	10	FISHER ADA FUMEHOOD S/N:	7,246	5,923	1,323

0001	YU	00001140	0043	00232815	7/1/2001	10	STANDARD BIOPROCESS SYSTE	114,934	94,820	20,114

0001	YU	00001140	0043	00232816	7/1/2001	10	AKTA EXPLOER SYSTEM S/N:5	70,237	57,950	12,287

0001	YU	00001140	0043	00232817	7/1/2001	10	AKTA EXPLOER SYSTEM	70,237	57,950	12,287

0001	YU	00001140	0043	00232900	8/1/2001	10	CUSTOM CHEMICAL HOOD FOR	114,310	93,356	20,954

0001	YU	00001140	0043	00232905	3/1/2001	10	MICROFLUIDIZER M 11 OY S/	29,138	25,013	4,125

0001	YU	00001140	0043	00233085	10/1/2001	10	SANYO MPR 1410 DBL DOOR L	3,887	3,112	775

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00233136	9/1/2001	10	NIRO CERAMIC MICROFILTRAT	172,228	139,122	33,106

0001	YU	00001140	0043	00233240	9/1/2001	10	DNA PTC-0200 ENGINE CHASI	5,587	4,519	1,068

0001	YU	00001140	0043	00233409	10/1/2001	10	GENESIS 25 PUPER ES PILOT	41,092	32,872	8,220

0001	YU	00001140	0043	00233565	10/1/2001	10	EPPENDORF 5810R EPPENDORF	10,056	8,051	2,005

0001	YU	00001140	0043	00236711	10/1/2001	10	SANYO MPR 1410 DBL DOOR L	3,887	3,112	775

0001	YU	00001140	0043	00237072	11/1/2001	10	MTPC 144 CONVIRON PLANT P	153,541	121,557	31,984

0001	YU	00001140	0043	00237073	11/1/2001	10	MTPC 144 CONVIRON PLANT P	153,541	121,557	31,984

0001	YU	00001140	0043	00237101	11/1/2001	10	PTC 2200 THERMAL CYCLER	10,601	8,392	2,209

0001	YU	00001140	0043	00237102	11/1/2001	10	ALD 1233 DNA ENGINE	5,114	4,047	1,067

0001	YU	00001140	0043	00237685	11/1/2001	10	REVCO ULT2586-9-A35 FREEZ	8,735	6,921	1,814

0001	YU	00001140	0043	00237688	11/1/2001	10	METTLER TOLEDO AX504 ANAL	5,261	4,166	1,095

0001	YU	00001140	0043	00237689	11/1/2001	10	METTLER TOLEDO HR73 MOIST	4,305	3,407	898

0001	YU	00001140	0043	00238184	12/1/2001	10	PL ELS EVAPORATIVE LIGHT	14,074	11,022	3,052

0001	YU	00001140	0043	00238720	12/1/2001	10	BROOKFIELD RS CPS P1 CONE	17,399	13,630	3,769

0001	YU	00001140	0043	00238980	12/1/2001	10	TAYLOR WHARTON 24K SRYOST	13,765	10,781	2,984

0001	YU	00001140	0043	00238984	12/1/2001	10	TECAN POSID V2 RSP 150	23,650	18,480	5,170

0001	YU	00001140	0043	00238988	12/1/2001	10	VIRTIS DOUBLE TIER MANIFO	1,728	1,357	371

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00238990	12/1/2001	10	THERMO FORMA 983 DOUBLE D	8,580	6,721	1,859

0001	YU	00001140	0043	00238992	12/1/2001	10	THERMO FORMA 195051 DELUX	2,145	1,685	460

0001	YU	00001140	0043	00238996	12/1/2001	10	FISHER SCIENTIFIC BIOPHOT	3,137	2,461	676

0001	YU	00001140	0043	00239001	12/1/2001	10	GENOMIC SOLUTIONS INVESTI	11,984	9,386	2,598

0001	YU	00001140	0043	00239692	12/1/2001	10	PRESTO LABEL WORKSTATION	23,667	18,542	5,125

0001	YU	00001140	0043	00239934	1/1/2002	10	INOX 200L JACKETED MIX TA	14,231	11,031	3,200

0001	YU	00001140	0043	00239935	1/1/2002	10	INOX 500L JACKETED MIX TA	18,972	14,702	4,270

0001	YU	00001140	0043	00240071	1/1/2002	10	NORTHSTAR GD403 GLASSWARE	45,370	35,161	10,209

0001	YU	00001140	0043	00240082	1/1/2002	10	SARTORIUS ANALYTICAL BALA	2,433	1,883	550

0001	YU	00001140	0043	00240358	2/1/2002	10	PURETEC DI WATER SYSTEM F	42,796	32,815	9,981

0001	YU	00001140	0043	00240415	1/1/2002	10	HP-1100 REFRACTIVE INDEX	7,051	7,051	0

0001	YU	00001140	0043	00240560	3/1/2002	10	INNOVA 4000 INCUBATOR BEN	5,528	4,193	1,335

0001	YU	00001140	0043	00240563	3/1/2002	10	SANYO MPR-720R SINGLE DOO	3,514	2,662	852

0001	YU	00001140	0043	00240965	4/1/2002	10	REVCO ULTIMA II-80C FREEZ	8,481	6,362	2,119

0001	YU	00001140	0043	00242481	6/1/2002	10	DNA ENGINE CHASSIS SN: EN	5,539	4,064	1,475

0001	YU	00001140	0043	00242483	6/1/2002	10	ALPHA ENGINE 30/48 DUAL S	2,389	1,755	634

0001	YU	00001140	0043	00242679	7/1/2002	10	DYAD CHASSIS SN: DY002029	9,547	6,925	2,622

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00242680	7/1/2002	10	DYAD ALPHA UNIT SN: AL053	2,383	1,729	654

0001	YU	00001140	0043	00242681	7/1/2002	10	DYAD ALPHA UNIT SN: AI053	2,383	1,728	655

0001	YU	00001140	0043	00243207	8/1/2002	10	FLUORCHEM 8800 DIGITAL IM	18,077	12,958	5,119

0001	YU	00001140	0043	00243208	8/1/2002	10	FLUORCHEM 8800 DIGITAL IM	18,077	12,958	5,119

0001	YU	00001140	0043	00243212	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243213	8/1/2002	10	KUHNER ISF-Q-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243214	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243215	8/1/2002	10	KUHNER ISF-Q-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243216	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243217	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243218	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243219	8/1/2002	10	KUNER ISF-1-W SHAKERINCUB	20,644	14,792	5,852

0001	YU	00001140	0043	00243220	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,792	5,852

0001	YU	00001140	0043	00243221	8/1/2002	10	KUHNER ISF-1-W SHAKERINCU	20,644	14,793	5,851

0001	YU	00001140	0043	00244228	10/1/2002	10	JULABO F34/MD CIRCULATOR	3,833	2,683	1,150

0001	YU	00001140	0043	00244234	10/1/2002	10	AGILENT G1312A 1100 SERIE	13,382	9,368	4,014

0001	YU	00001140	0043	00244235	10/1/2002	10	AGILENT G1379A 1100 SERIE	3,143	2,198	945

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00244236	10/1/2002	10	AGILENT G1313A 1100 SERIE	11,245	7,877	3,368

0001	YU	00001140	0043	00244237	10/1/2002	10	AGILENT G1365B 1100 SERIE	11,921	8,345	3,576

0001	YU	00001140	0043	00245890	12/1/2002	10	GENESIS FREEDOM 200 TEMO	293,020	200,233	92,787

0001	YU	00001140	0043	00245924	11/1/2002	10	GEA 1000 LITER BATCH TANK	17,549	12,135	5,414

0001	YU	00001140	0043	00246351	12/1/2002	10	SPAN 8 SINGLE PACKAGED BF	117,540	80,267	37,273

0001	YU	00001140	0043	00246381	12/1/2002	10	GENE TAC HYDRIDIZATION ST	57,825	39,492	18,333

0001	YU	00001140	0043	00247313	11/1/2002	10	GENETIX QFILL2 SN: 799	7,638	5,285	2,353

0001	YU	00001140	0043	00247516	12/1/2002	10	DIONEX AS40 AUTOMATED SAM	11,207	7,661	3,546

0001	YU	00001140	0043	00247523	11/1/2002	10	PERISTALIC PUMP, MODEL #7	5,023	4,511	512

0001	YU	00001140	0043	00247712	12/1/2002	10	AMERSHAM BIOSCIENCES CHRO	27,137	18,319	8,818

0001	YU	00001140	0043	00247749	1/1/2003	10	DELTA V 20L FERNENTORS BA	48,924	33,023	15,901

0001	YU	00001140	0043	00248051	8/1/2000	10	U LINE UNDERCOUNTER REFRI	10,001	9,167	834

0001	YU	00001140	0043	00249556	1/1/2001	10	AKTA EXPLORER 10 SYSTEM 1	45,711	39,998	5,713

0001	YU	00001140	0043	00250863	6/1/2001	10	CENTRIFUGE, FLOOR MODELJ2	3,648	3,042	606

0001	YU	00001140	0043	00252083	8/1/2003	10	NIKON TS100 INVERTED	6,111	3,770	2,341

0001	YU	00001140	0043	00252103	7/1/2003	10	QIAGEN 4-15C CENTRIFUGE	8,720	5,452	3,268

0001	YU	00001140	0043	00252104	7/1/2003	10	QIAGEN 2X96 PLATE ROTOR	969	606	363

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00252139	8/1/2003	10	JOUAN IGO5OR STACKED	7,299	4,504	2,795

0001	YU	00001140	0043	00252140	9/1/2003	10	ARIETE NS2006H NIRO-	36,949	22,479	14,470

0001	YU	00001140	0043	00252434	10/1/2003	10	THERMO FORMA 2-8C REFRIG.	5,794	5,109	685

0001	YU	00001140	0043	00252824	9/1/2003	10	WAVE BIOREACTOR ROCKER	3,484	3,077	407

0001	YU	00001140	0043	00252826	9/1/2003	10	BIOLOGICAL SAFETY CABINET	5,323	4,701	621

0001	YU	00001140	0043	00252830	9/1/2003	10	AKTA EXPLORER W/ CONTROL	81,357	71,845	9,512

0001	YU	00001140	0043	00252831	9/1/2003	10	OSMOMETER MICRO	6,000	5,299	701

0001	YU	00001140	0043	00252836	9/1/2003	10	CONDUCTIVITY METER W/	1,032	911	121

0001	YU	00001140	0043	00252837	9/1/2003	10	PERPHECT PH ORION METER	1,032	911	121

0001	YU	00001140	0043	00252842	9/1/2003	10	TABLE ORBITAL SHAKER	3,097	2,734	363

0001	YU	00001140	0043	00252957	11/1/2003	10	AGILENT 1100 SERIES	12,314	7,284	5,030

0001	YU	00001140	0043	00253061	11/1/2003	10	GEA-NIRO SOAVI NS 100 1L	15,723	9,284	6,439

0001	YU	00001140	0043	00253829	12/1/2003	10	GEA NIRO CONTROL PANEL	15,862	9,244	6,618

0001	YU	00001140	0043	00253830	12/1/2003	10	GEA NIRO FEED PUMP	2,974	1,732	1,242

0001	YU	00001140	0043	00253832	12/1/2003	10	GEA NIRO LOOP CONTROLLER	1,239	724	515

0001	YU	00001140	0043	00253833	12/1/2003	10	GEA NIRO INLET GUAGEW	991	577	414

0001	YU	00001140	0043	00254083	12/1/2003	10	AGILENT 1100 VARIABLE	3,333	1,945	1,388

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00254713	1/1/2004	10	MJ RESEARCH DNA ENG.	8,678	4,992	3,686

0001	YU	00001140	0043	00254714	1/1/2004	10	AGILENT 1100 UV LC DET	6,509	3,744	2,765

0001	YU	00001140	0043	00254715	1/1/2004	10	AGILENT 1100 UV LC DET	6,509	3,744	2,765

0001	YU	00001140	0043	00254716	1/1/2004	10	MOL. DEV. SKANWASHER 400	6,509	3,744	2,765

0001	YU	00001140	0043	00254717	1/1/2004	10	AKTA 100 EXPLORER	78,103	44,911	33,192

0001	YU	00001140	0043	00255057	2/1/2004	10	MJ RESEARCH OPTICON QPRC	22,599	12,807	9,792

0001	YU	00001140	0043	00255682	4/1/2004	10	NOVA BP300 BIOPROFILE	32,393	17,817	14,576

0001	YU	00001140	0043	00263582	10/1/2004	10	MOLECULAR DEVICES SKAN	7,523	3,761	3,762

0001	YU	00001140	0043	00277032	2/1/2005	10	AMERSHAM	5,565	5,565	0

0001	YU	00001140	0043	00277033	2/1/2005	10	AMERSHAM	5,565	5,565	0

0001	YU	00001140	0043	00277053	2/1/2005	10	DASGIP FEDBATCH-PRO (8)	193,034	90,083	102,951

0001	YU	00001140	0043	00279118	4/1/2005	10	VWR - BIOPHOTOMETER	16,308	7,341	8,967

0001	YU	00001140	0043	00279119	4/1/2005	10	HARVARD ELECTROPORATOR	7,610	3,425	4,185

0001	YU	00001140	0043	00279120	4/1/2005	10	SAVANT VAPOR TRAP	3,262	1,468	1,794

0001	YU	00001140	0043	00279121	4/1/2005	10	FLUORCHEM IMAGING SYSTEM	31,528	14,190	17,338

0001	YU	00001140	0043	00279122	4/1/2005	10	AVANTI CENTRIFUGE	50,010	22,507	27,503

0001	YU	00001140	0043	00279134	5/1/2005	10	COLUMN DI/NI	4,551	2,011	2,540

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00279135	5/1/2005	10	COLUMN DI/NI	4,551	2,011	2,540

0001	YU	00001140	0043	00279136	5/1/2005	10	FIXED ANGLE ROTOR W/LID	6,427	2,840	3,587

0001	YU	00001140	0043	00279137	5/1/2005	10	PORTABLE FLR SCALE W/ ACC	10,181	4,498	5,683

0001	YU	00001140	0043	00285041	12/1/2005	10	SCI-LOG FILTER -TEC PLUS	13,235	5,075	8,160

0001	YU	00001140	0043	00285360	12/1/2005	10	MIRCROREACTOR TECHNOLOGIE	185,690	71,181	114,509

0001	YU	00001140	0043	00285686	1/1/2006	10	AVANTI ROTOR ASSEMBLY	9,141	3,428	5,713

0001	YU	00001140	0043	00285759	1/1/2006	10	CALIPER LABCHIP 90	75,910	28,467	47,443

0001	YU	00001140	0043	00297271	11/1/2006	10	DASGIP FEDBATCH-PRO	241,483	70,433	171,050

0001	YU	00001140	0043	00297272	12/1/2006	10	CALIPER LABCHIP 90 SYSTEM	80,424	22,786	57,638

0001	YU	00001140	0043	00298716	11/1/2006	10	TS SERIES BENCHTOP CELL	39,894	11,636	28,258

0001	YU	00001140	0043	00299932	1/1/2007	10	FORTEBIO OCTET SYSTEM	97,573	26,831	70,742

0001	YU	00001140	0043	00299978	1/1/2007	10	BRANSON ULTRASONICS	3,238	892	2,346

0001	YU	00001140	0043	00300028	1/1/2007	10	SARTORIUS SARTOCON SLICE	11,290	3,104	8,186

0001	YU	00001140	0043	00304180	11/1/2000	10	BIOFLO 3000 TMC FERMENTOR	40,801	36,381	4,420

0001	YU	00001140	0043	00304181	11/1/2000	10	BIOFLO 3000 TMC FERMENTOR	40,801	36,381	4,420

0001	YU	00001140	0043	00304705	6/1/2007	10	CELLERATOR U-24 CHANGED	32,325	7,544	24,781

0001	YU	00001140	0043	00304706	7/1/2007	10	DASGIP1 TOP DRIVE	91,598	20,611	70,987

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0043	00304871	7/1/2007	10	BIORAD TETRAD PT240G	24,879	5,598	19,281

0001	YU	00001140	0043	00305639	8/1/2007	10	WYATT TECHNOLOGIES	93,583	20,277	73,306

0001	YU	00001140	0043	00305653	8/1/2007	10	BECKMAN COULTER	3,860	835	3,025

0001	YU	00001140	0043	00309914	1/1/2008	10	SPECTRAMAX M2E	57,598	10,081	47,517

0001	YU	00001140	0043	00310319	1/1/2008	10	SCINOMIX AUTOMATED	89,628	15,686	73,942

0001	YU	00001140	0043	00310396	1/1/2008	10	DASGIP	78,511	13,740	64,771

0001	YU	00001140	0043	00313432	6/1/2008	10	4-BOWL SUPER Q WATER SYST	21,326	2,846	18,480

0001	YU	00001140	0043	00313433	6/1/2008	10	CHROMATOGRAPHY CLEAN RM	21,326	2,846	18,480

0001	YU	00001140	0047	00225633	12/1/2000	10	AKTA EXPLORER 100 COMPAC	82,992	73,297	9,695

0001	YU	00001140	0047	00225634	12/1/2000	10	AKTA EXPLORER 10 W/P950-F	67,902	59,971	7,931

0001	YU	00001140	0047	00226414	11/17/2000	10	Printer;LC-P45;Mettler To	377	335	42

0001	YU	00001140	0047	00226415	11/17/2000	10	Programmable Power Supply	2,828	2,500	328

0001	YU	00001140	0047	00226416	11/17/2000	10	Programmable Power Supply	2,828	2,828	0

0001	YU	00001140	0047	00226417	11/17/2000	10	Programmable Power Supply	2,828	2,500	328

0001	YU	00001140	0047	00241938	5/1/2002	10	DELL POWEREDGE 1500SC COM	3,388	2,515	873

0001	YU	00001140	0047	00252627	11/1/2003	5	DELL OPTIPLEX GX270T	1,240	1,240	0

0001	YU	00001140	0047	00252628	11/1/2003	5	DELL OPTIPLEX GX270T	1,240	1,240	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0047	00252629	11/1/2003	5	DELL OPTIPLEX GX270T	1,240	1,240	0

0001	YU	00001140	0047	00252630	11/1/2003	5	DELL OPTIPLEX GX270T	1,240	1,240	0

0001	YU	00001140	0047	00295295	8/1/2006	5	SYNCSORT BACKUP NETAPP	11,143	7,060	4,083

0001	YU	00001140	0071	00232804	8/1/2001	14	BUILDING A STEELCASE FURN	332,546	193,984	138,562

0001	YU	00001140	0071	00248035	3/1/1999	10	LAB FURNITURE POOL 110 CH	33,569	33,569	0

0001	YU	00001140	0071	00248036	3/1/1999	10	LAB FURNITURE POOL CHAIRS	11,898	11,898	0

0001	YU	00001140	0071	00248064	9/1/2000	14	OFFICE FURNITURE FOR LOBB	6,083	3,944	2,139

0001	YU	00001140	0072	00220616	11/1/1998	5	PRESENTATION PROJECTOR	3,020	3,020	0

0001	YU	00001140	0072	00248028	2/1/1996	3	POSTAGE METER ASCOM HASLE	1,334	1,334	0

0001	YU	00001140	0072	00248031	7/1/1996	6	OFFICE EQUIPMENT FOLDER	474	474	0

0001	YU	00001140	0073	00222722	10/1/2000	5	DELL POWEREDGE 1300 PIII	6,137	6,137	0

0001	YU	00001140	0073	00222726	10/1/2000	5	DELL POWEREDGE 6400 18G	1,611	1,611	0

0001	YU	00001140	0073	00237106	11/1/2001	3	SQL SERVER NT WINDOWS PRO	3,970	3,970	0

0001	YU	00001140	0073	00242431	6/1/2002	3	PROXIMA DP 6860 MULTIMEDI	4,972	4,972	0

0001	YU	00001140	0073	00242484	6/1/2002	3	PROXIMA X350 MULTIMEDIA P	3,636	3,636	0

0001	YU	00001140	0073	00242485	6/1/2002	3	PROXIMA X350 MULTIMEDIA P	3,636	3,636	0

0001	YU	00001140	0073	00243176	8/1/2002	10	PROXIMA X350 MULTIMEDIA P	3,438	2,467	971

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0073	00243178	8/1/2002	3	PROXIMA X350 MULTIMEDIA P	3,438	3,438	0

0001	YU	00001140	0073	00247688	12/1/2002	3	PROXIMA X350 MULTIMEDIA P	3,553	3,553	0

0001	YU	00001140	0073	00281591	9/1/2005	3	CISPRO CHEMICAL INVENTORY	7,321	7,321	0

0001	YU	00001140	0073	00284833	12/1/2005	3	SAMSUNG 915N-BLACK 19 IN.	3,845	3,845	0

0001	YU	00001140	0073	00285808	1/1/2006	5	STORVANTAGE	85,342	64,006	21,336

0001	YU	00001140	0086	00220372	6/1/2000	5	VECTOR INFORMAX NTI SUITE	30,018	30,018	0

0001	YU	00001140	0086	00227280	12/1/2000	5	VECTOR NTI SUITE 2.0 SOFT	29,235	29,235	0

0001	YU	00001140	0086	00230198	5/1/2001	5	DNA SEQUIENCING SOFTWARE	4,498	4,498	0

0001	YU	00001140	0086	00230199	5/1/2001	5	DNA SEQUIENCING SOFTWARE	4,498	4,498	0

0001	YU	00001140	0086	00238559	12/1/2001	5	GENEMATHS SOFTWARE VERSIO	7,514	7,514	0

0001	YU	00001140	0086	00240913	4/1/2002	5	CORELIMS PLUS DBMS SOFTWA	5,297	5,297	0

0001	YU	00001140	0086	00240914	4/1/2002	5	PHRED INTERFACE SOFTWARE	1,606	1,606	0

0001	YU	00001140	0086	00240962	4/1/2002	5	PHRAP CROSS MATCH SOFTWAR	4,000	4,000	0

0001	YU	00001140	0086	00240963	4/1/2002	5	PHRAP OTT SOFTWARE	2,000	2,000	0

0001	YU	00001140	0086	00242418	6/1/2002	5	SEQUENCHER SOFTWARE	8,998	8,998	0

0001	YU	00001140	0086	00243023	8/1/2002	5	GENE DIRECTOR BASE SOFTWA	95,309	95,309	0

0001	YU	00001140	0086	00244241	10/1/2002	5	SIGNALLP SOFTWARE	8,543	8,543	0

Dow Company Code	Plant Code	Cost Center Number	Asset Class	Asset Number	Capitalization Date	Useful Life Year Book	Asset Description 1	Data Acquisition Cost	Accum Depr	Net Book Value

0001	YU	00001140	0086	00245352	11/1/2002	5	SEQUENCHER DNA SOFTWARE	8,998	8,998	0

0001	YU	00001140	0086	00247333	12/1/2002	5	INFORMAX VECTOR NTI LAB S	28,551	28,551	0

0001	YU	00001140	0086	00247527	12/1/2002	5	SEQUENCHER SOFTWARE FOR W	5,042	5,042	0

0001	YU	00001140	0087	00281592	9/1/2005	5	CISPRO CHEMICAL INVENTORY	7,189	5,873	1,316

0001	YU	00001140	0087	00285809	1/1/2006	5	STORVANTAGE NET APP	42,313	31,736	10,577

0001	YU	00001140	0087	00295455	8/1/2006	5	SYNCSORT BACKUP NETAPP	15,495	9,813	5,682

0001	YY	00001424	9900	00251322	1/1/2000	5	Axis Genetics - Biotechno	683,000	683,000	0

0001	YY	00001424	9902	00251321	1/1/2000	5	Axis Genetics - Biotechno	929,000	929,000	0

Grand Total								12,676,775	10,098,610	2,578,165